UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2009 (May 28, 2009)

CAPITAL FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Formerly known as Integrity Mutual Funds, Inc.

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Main Street North, Minot, North Dakota	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (701) 852-5292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principle Officers

(c) On May 28, 2009, Bradley Wells, currently President and Interim Chief Executive Officer of the Company, has been appointed as President, Chief Executive Officer and Chief Financial Officer.

On May 28, 2009, at the Annual Meeting of Shareholders of the Company (the "2009 Annual Meeting"), the shareholders re-elected five of the six persons nominated by the Board of Directors to serve as Directors for the ensuing year and until the next annual meeting of shareholders or until their successors are elected and qualified. The five nominees elected as Directors at the 2009 Annual Meeting were Vance A. Castleman, Vaune M. Cripe, Jeffrey A. Cummer, Gregory G. Philipps, and Myron D. Thompson. Biographical information as to the above named persons was included in the Definitive Schedule 14A filed by the Registrant on April 14, 2009.

On March 5, 2009 Mr. Peter A. Quist announced his retirement from the Board of Directors effective upon the 2009 Annual Meeting. As a result, Mr. Quist was not a director nominee at the Annual Meeting of Shareholders.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 28, 2009, at the Annual Meeting of Shareholders of the Company (the "2009 Annual Meeting"), the Board of Directors of Integrity Mutual Funds, Inc., approved an amendment to its Articles of Incorporation to change the name of the Company to Capital Financial Holdings, Inc.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRITY MUTUAL FUNDS, INC.

By: /s/ Bradley P. Wells

Bradley P. Wells

CEO, CFO, President

Dated: August 5, 2009

Exhibit 99.1 Amendment to Articles of Incorporation

ARTICLES OF AMENDMENT

1.	The name of the corporation as reflected in the Articles of Incorporation on file with the Secretary of State: Integrity Mutual Funds, Inc.

2.	Federal ID Number:

3.	Telephone Number: (701) 852-5292

4.	Complete mailing address of the principal place of business (Street/RR, PO Box, State, Zip+4): #1 Main Street North, Minot, ND 58703

5.	Toll-Free-Number:

6.	The following amendment has been adopted pursuant to the provisions of the North Dakota Business Corporation Act, N.D.C.C., Chapter 10-19.1

Article 1 and 4 of the Restated Articles of Incorporation are amended to read as follows:

	ARTICLE 1.	The name of the corporation is Capital Financial Holdings, Inc.

	ARTICLE 4.	The address of the registered office of the corporation is #1 Main Street North, Minot, North Dakota 58703, and the name of its registered agent at that address is Bradley P. Wells.

7.	The amendment shall be effective: When filed with the Secretary of State

8.	The amendment was adopted on May 28, 2009 by the shareholders

9.

"The undersigned, a person authorized by the corporation to sign this amendment, has read the foregoing Articles of Amendment, knows the contents thereof, and believes the statements made thereon to be true. I further authorize the Secretary of State to correct numbers 1 and 6 if not correctly reflected."

Dated: May 29, 2009

/s/ JACQUELINE L. CASE

Jacqueline L. Case, Corporate Secretary